UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2010

VIASPACE Green Energy Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virgin Islands (British)	333-110680	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Suite 130, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(626) 768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Ancillary Documents to Share Purchase Agreement

On April 16, 2010, VIASPACE Inc. (the "Parent" or "VIASPACE") and Sung Hsien Chang ("Chang") entered into a Share Purchase Agreement ("Purchase Agreement") pursuant to which Chang would transfer controlling interest of VIASPACE Green Energy Inc., a British Virgin Islands international business company (the "Registrant" or "VGE") to the Parent, or 6,506,000 shares of VGE capital stock, and the Parent would grant Chang (i) 241,667,000 newly-issued shares of its common stock, (ii) one share of Series A Preferred Stock which controls 50.1% of the voting power of Parent equity securities, and (iii) a secured promissory note in the principal amount of approximately $5.3 million (the "Note").

On May 14, 2010, the Parent, Chang and the other VGE shareholders closed the transactions contemplated by the Purchase Agreement (the "Closing") and in connection with the Closing, VGE and its subsidiaries Inter-Pacific Arts Corporation, a British Virgin Islands corporation ("IPA BVI"), and Guangzhou Inter Pacific Arts, a company organized under the laws of the People’s Republic of China ("IPA China") entered into certain agreements. In particular, the VGE, IPA BVI and IPA China each executed (i) a Subsidiary Guarantee with Chang pursuant to which the subsidiary guaranteed the Parent’s repayment of the Note and (ii) a Security Agreement with Chang in which such subsidiary granted a security interest in a significant amount of assets of such subsidiary. In addition, VGE and IPA BVI also executed a stock pledge agreement pledging all of the securities of its subsidiaries as collateral for repayment of the Note. The Registrant also executed a registration rights agreement in which it granted Chang rights to register his Registrant common stock. It also executed employment agreements for Carl Kukkonen, CEO; Sung Hsien Chang, President; and Stephen Muzi, Chief Financial Officer.

The description of the Agreements and other instruments are each qualified in its entirety by reference to such agreements attached hereto as Exhibits 10.1 through 10.7.

Item 5.01 Changes in Control of Registrant.

On May 14, 2010, the closing of the transactions contemplated by the Purchase Agreement, including the transfer of 6,506,000 shares of our capital stock from Chang and his designees to Parent constituted a change of control. After the change of control, Parent controlled 75.6% of the outstanding capital stock of Registrant. Chang is a significant shareholder of Parent and controls a majority of the voting securities of Parent. Additional information concerning the change of control can be found in the Form 8-K for VIASPACE filed on May 18, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Directors

On May 14, 2010, Amjad Abdallat resigned as a director of the Registrant. There were no disagreements between Mr. Abdallat and any officer or director of the Registrant. The Registrant provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Abdallat and informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Abdallat as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant

(b) Appointment of new officers or directors.

On May 14, 2010, the Board of Directors appointed Samuel Chen to serve as a director of the Registrant.

Mr. Chen has been the President and CEO of Global Commerce Bank since February 2007. Mr. Chen has amassed over 25 years of banking experience. In 1987, Mr. Chen co-founded Metro Bank, a New York Stock Exchange listed corporation based out of Houston, Texas. In 1998, he co-founded American First National Bank, and served as an Executive Director until 2005. Mr. Chen is the founder and President of Chen's Financial Group, Inc., a Federal SBA Licensee under the Small Business Investment Act of 1958. He also holds a real estate license in Texas and is actively involved in the management and development of multifamily apartments, franchised hotels, and commercial properties. Mr. Chen is a member and Director of Houston Taiwanese Innkeepers Association, charter founder of Houston Chinese American Lions Club, member and honorary Vice President of Houston Chinese Chamber of Commerce, and a member of the Atlanta Taiwanese Chamber of Commerce.

Other than as set forth in this Form 8-K, there are no relationships or agreements by and among the Registrant and Mr. Chen. There is no family relationship between any of the Registrant’s officers or directors and its proposed director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of its officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Registrant so enjoined.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Exhibit Title or Description

10.1 Subsidiary Guarantee dated May 14, 2010 by and between the Registrant, Inter-Pacific Arts Corporation, Guangzhou Inter Pacific Arts and Sung Hsien Chang.

10.2 Form of Security Agreement dated May 14, 2010 by and between the Registrant, Inter-Pacific Arts Corporation, Guangzhou Inter Pacific Arts and Sung Hsien Chang.

10.3 Form of Stock Pledge Agreement dated May 14, 2010 by and between the Registrant, Inter-Pacific Arts Corporation and Sung Hsien Chang.

10.4 Employment Agreement dated May 14, 2010 by and among Registrant, VIASPACE Inc. and Carl Kukkonen.

10.5 Employment Agreement dated May 14, 2010 by and among Registrant, VIASPACE Inc. and Stephen Muzi.

10.6 Employment Agreement dated May 14, 2010 by and between Registrant and Sung Hsien Chang.

10.7 Registration Rights Agreement dated May 14, 2010 by and between the Registrant and Chang.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Green Energy Inc.

May 18, 2010	By:	/s/ Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Subsidiary Guarantee dated May 14, 2010 by and between the Registrant, Inter-Pacific Arts Corporation, Guangzhou Inter Pacific Arts and Sung Hsien Chang.
10.2	Form of Security Agreement dated May 14, 2010 by and between the Registrant, Inter-Pacific Arts Corporation, Guangzhou Inter Pacific Arts and Sung Hsien Chang
10.3	From of Stock Pledge Agreement dated May 14, 2010 by and between Registrant and Sung Hsien Chang.
10.4	Employment Agreement dated May 14, 2010 by and among Registrant, VIASPACE Inc. and Carl Kukkonen
10.5	Employment Agreement dated May 14, 2010 by and among Registrant, VIASPACE Inc. and Stephen Muzi
10.6	Employment Agreement dated May 14, 2010 by and among Registrant and Sung Hsien Chang
10.7	Registration Rights Agreement dated May 14, 2010 by and between the Registrant and Sung Chang.